Exhibit 23.02

              Consent of Deloitte & Touche LLP, Independent Auditors

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 22, 1998 (December 3, 1998 as to Note 10), with respect to the consolidated financial statements and financial statement schedule of Elantec Semiconductor, Inc. included in its Annual Report on Form 10-K for the year ended September 30, 1998.


                                                    /s/ Deloitte & Touche LLP

San Jose, California
February 25, 1999

                                       3